POWER OF ATTORNEY

	Know all by these presents, that the undersigned
hereby constitutes and appoints each of Timothy J.Hoban,
Kevin J. Coen, Brian Carlton, and Kathleen Bowers signing singly, the undersigned?s true and lawful
attorney-in-fact  to:
(1)	execute for and on behalf of the
undersigned, in the undersigned's capacity as an officer and/or director of Toll Brothers, Inc, (the
?Company?), Forms 3, 4, and 5 in accordance with Section 16(a) of the Securities Exchange
Act of 1934 and the rules thereunder;

(2)	do and perform any and all acts for and
on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, or 5, complete and execute any amendment or amendments thereto, and timely file such form with the United States
Securities and Exchange Commission and any stock exchange or similar authority; and

(3)	take any other action of any type
whatsoever in connection with the foregoing
which, in the opinion of such attorney-in-fact,
may be of benefit to, in the best interest of, or
legally required by, the undersigned, it being
understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in
 such form and shall contain such terms and
conditions as such attorney-in-fact may approve
in such attorney-in-fact's discretion.
	The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and
perform any and every act and thing whatsoever
requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or
 could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of
Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with Section 16 of the Securities Exchange Act of 1934.
	This Power of Attorney shall replace and
supersede any prior power of attorney executed by the undersigned relating to the matters contemplated herein and shall remain in full force and effect until the undersigned is no longer required to file Forms 3, 4, and
5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
	IN WITNESS WHEREOF, the undersigned has
caused this Power of Attorney to be executed as of this
22nd day of January, 2026.
/s/ Erica J. Mainardi